Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Summary of Significant Accounting Policies

Note 1 – Summary of Significant Accounting Policies

Nature of Operations.    This is a combined annual report of Southwest Gas Holdings, Inc. and Southwest Gas Corporation. The Notes to the Consolidated Financial Statements apply to both entities. Southwest Gas Holdings, Inc. (the “Company”), is a holding company, owning all of the shares of common stock of Southwest Gas Corporation (“Southwest” or the “natural gas operations” segment) and all of the shares of common stock of Centuri Construction Group, Inc. (“Centuri” or the “construction services” segment). Prior to August 2017, only 96.6% of Centuri’s shares were owned. In August 2017, Southwest Gas Holdings, Inc. acquired the remaining 3.4% equity interest in Centuri Construction Group, Inc. that was held by the previous owners (and previously reflected as a redeemable noncontrolling interest). Refer to Note 17 – Construction Services Noncontrolling Interests for additional information.

In January 2017, a previously contemplated and approved reorganization under a holding company structure was made effective. The reorganization was designed to provide further separation between regulated and unregulated businesses, and to provide additional financing flexibility. Coincident with the effective date of the reorganization, existing shareholders of Southwest Gas Corporation became shareholders of Southwest Gas Holdings, Inc., on a one-for-one basis, with the same number of shares and same ownership percentage as they held immediately prior to the reorganization. At the same time, Southwest Gas Corporation and Centuri Construction Group, Inc. each became subsidiaries of the publicly traded holding company; whereas, historically, Centuri had been a direct subsidiary of Southwest.

Southwest is engaged in the business of purchasing, distributing, and transporting natural gas for customers in portions of Arizona, Nevada, and California. Public utility rates, practices, facilities, and service territories of Southwest are subject to regulatory oversight. The timing and amount of rate relief can materially impact results of operations. Natural gas purchases and the timing of related recoveries can materially impact liquidity. Results for the natural gas operations segment are higher during winter periods due to the seasonality incorporated in its regulatory rate structures. Centuri is a comprehensive construction services enterprise dedicated to meeting the growing demands of North American utilities, energy and industrial markets. Centuri derives revenue from installation, replacement, repair, and maintenance of energy distribution systems, and developing industrial construction solutions. Centuri operations are generally conducted under the business names of NPL Construction Co. (“NPL”), Canyon Pipeline Construction, Inc. (“Canyon”), NPL Canada Ltd. (“NPL Canada”, formerly Link-Line Contractors Ltd.), W.S. Nicholls Construction, Inc. (“W.S. Nicholls”), and Brigadier Pipelines Inc. (“Brigadier”). Typically, Centuri revenues are lowest during the first quarter of the year due to unfavorable winter weather conditions. Operating revenues typically improve as more favorable weather conditions occur during the summer and fall months. Centuri acquired New England Utility Constructors, Inc. (“Neuco”) in November 2017, thereby expanding its core services in the Northeast region of the United States. See Note 19 – Acquisition of Construction Services Business for more information.

Basis of Presentation.    The Company follows U.S. GAAP in accounting for all of its businesses. Unless specified otherwise, all amounts are in U.S. dollars. Accounting for natural gas utility operations conforms with U.S. GAAP as applied to rate-regulated companies and as prescribed by federal agencies and commissions of the various states in which the utility operates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. As indicated above, in connection with the holding company reorganization, Centuri ceased to be a subsidiary of Southwest and became a subsidiary of Southwest Gas Holdings, Inc. To give effect to this change, the separate consolidated financial statements related to Southwest Gas Corporation, which are included in this annual report, depict Centuri-related amounts for periods prior to January 2017 as discontinued operations. Because the transfer of Centuri from Southwest Gas Corporation to Southwest Gas Holdings, Inc. was effectuated as an equity transaction and not a sale, assets and liabilities subject to the discontinued operations presentation have been reflected as noncurrent on the Southwest Gas Corporation Consolidated Balance Sheet. Those assets and liabilities are detailed in Note 18 – Reorganization Impacts – Discontinued Operations Solely Related to Southwest Gas Corporation, and include both current and non-current amounts.

Prior to the August 2017 purchase of the residual 3.4% interest in Centuri, earnings associated with the 3.4% interest were attributable to the previous noncontrolling parties and therefore, not included in the earnings of the Company. Following the purchase date, 100% of Centuri earnings are attributable to the Company.

No substantive change has occurred with regard to the Company’s business segments on the whole as a result of the foregoing organizational changes. Centuri operations continue to be part of continuing operations and included in the consolidated financial statements of Southwest Gas Holdings, Inc. While Centuri has expanded its footprint with the Neuco acquisition, its core business has remained consistent. Southwest Gas Corporation consists of a single segment – natural gas operations.

Consolidation.    The accompanying financial statements are presented on a consolidated basis for Southwest Gas Holdings, Inc. and all subsidiaries and Southwest Gas Corporation and all subsidiaries as of December 31, 2017 (except those accounted for using the equity method as discussed further below). All significant intercompany balances and transactions have been eliminated with the exception of transactions between Southwest and Centuri in accordance with accounting treatment for rate-regulated entities.

Centuri, through its subsidiaries, holds a 65% interest in a venture to market natural gas engine-driven heating, ventilating, and air conditioning (“HVAC”) technology and products. Centuri consolidates the entity (IntelliChoice Energy, LLC).

Centuri, through its subsidiaries, holds a 50% interest in W.S. Nicholls Western Construction LTD. (“Western”), a Canadian construction services company that is a variable interest entity. Centuri determined that it is not the primary beneficiary of the entity due to a shared-power structure; therefore, Centuri does not consolidate the entity and has recorded its investment, and results related thereto, using the equity method. The investment in Western totaled $12.7 million and $10.8 million at December 31, 2017 and 2016, respectively. Both periods include the impacts of foreign currency exchange translation adjustments. No dividends were received from Western during 2017. Dividends of $500,000 were received from Western in 2016. In 2017, a management fee was paid by Western to its partners, including W.S. Nicholls, in accordance with underlying agreements. The equity method investment in Western is included in Other Property and Investments in the Consolidated Balance Sheets of the Company. Centuri’s maximum exposure to loss as a result of its involvement with Western is estimated at $49.3 million. The estimated maximum exposure to loss represents the maximum loss that would be absorbed by Centuri in the event that all of the assets of Western were deemed to be worthless. Centuri recorded earnings of $1.1 million from this investment in 2017, which is included in Other Income (deductions) in the Consolidated Statements of Income.

Net Utility Plant.    Net utility plant includes gas plant at original cost, less the accumulated provision for depreciation and amortization, plus the unamortized balance of acquisition adjustments. Original cost includes contracted services, material, payroll and related costs such as taxes and benefits, general and administrative expenses, and an allowance for funds used during construction, less contributions in aid of construction.

Management determined that utility-related acquisition adjustments were immaterial to both the Company and Southwest as of December 31, 2017 and December 31, 2016, and therefore, combined related amounts with gas plant. Management has, therefore, reclassified the previous year comparative balance sheet presentation to be on the same basis as the most recently completed year-end period, resulting in $196,000 of acquisition adjustments being included in Gas plant for the period ended December 31, 2016.

Other Property and Investments. Other property and investments on the Southwest and Company Condensed Consolidated Balance Sheets includes (thousands of dollars):

Southwest Gas Corporation:	2017	2016
Net cash surrender value of COLI policies	$117,341	$106,744
Other property	1,773	1,825

Total Southwest Gas Corporation	119,114	108,569
Centuri property, equipment, and intangibles	554,730	451,114
Centuri accumulated provision for depreciation and amortization	(258,906)	(228,374)
Other property	13,242	11,034

Total Southwest Gas Holdings, Inc.	$428,180	$342,343

Deferred Purchased Gas Costs.    The various regulatory commissions have established procedures to enable Southwest to adjust its billing rates for changes in the cost of natural gas purchased. The difference between the current cost of gas purchased and the cost of gas recovered in billed rates is deferred. Generally, these deferred amounts are recovered or refunded within one year.

Prepaids and other current assets.    Prepaids and other current assets for Southwest and the Company include gas pipe materials and operating supplies of $33 million in 2017 and $30 million in 2016 (carried at weighted average cost), and also includes $40 million in 2017 and $953,000 in 2016 related to a regulatory asset associated with the Arizona decoupling mechanism (an alternative revenue program). In the recent Arizona general rate case decision, the decoupled rate design was approved to continue, excluding a winter-period adjustment to rates, making the mechanism fundamentally similar to that which exists in Nevada. This change from a combination of monthly winter-period adjustments to bills (coupled with an annual rate adjustment) to an annual rate adjustment resulted in an increase in the associated regulatory asset noted above.

Income Taxes.    The asset and liability method of accounting is utilized for the recognition of income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the period that includes the enactment date. Refer to discussion below and to Note 13 – Income Taxes regarding recent tax changes enacted, including the remeasurement of deferred tax balances. For regulatory and financial reporting purposes, investment tax credits (“ITC”) related to gas utility operations are deferred and amortized over the life of related fixed assets. As of December 31, 2017, the Company had cumulative earnings of approximately $13 million of book earnings in its foreign jurisdiction. Management previously asserted and continues to assert that all the earnings of Centuri’s Canadian subsidiaries will be permanently reinvested in Canada. As a result, no U.S. deferred income taxes have been recorded related to cumulative foreign earnings.

On December 22, 2017, the legislation referred to as the Tax Cuts and Jobs Act (“TCJA”) was enacted. Substantially all of the provisions of the TCJA are effective for taxable years beginning after December 31, 2017. The TCJA includes extensive changes which significantly impact the taxation of business entities, including specific provisions related to regulated public utilities. The more significant changes that impact the Company include the reduction in the corporate federal income tax rate from 35% to 21%, and several technical provisions including, among others, limiting the utilization of net operating losses (“NOLs”) arising after December 31, 2017 to 80% of taxable income, with the ability to indefinitely carryforward unutilized NOLs to reduce future taxable income. For 2017, the Company benefited by the reduction in tax rates related to its construction services segment as a result of the required remeasurement of deferred tax balances based on the reduction in enacted rates, reducing income tax expense in the current year. The regulated operations of Southwest experienced other impacts due to its rate-regulation and the accounting treatment prescribed by U.S. GAAP to reflect the economics of the rate-regulation. Approximately $8 million favorably impacted tax expense for Southwest, while remaining reductions in accumulated deferred income tax balances to reflect the remeasurement were reclassified to regulatory liabilities in Other deferred credits on the balance sheets of Southwest and the Company. See Note 5 – Regulatory Assets and Liabilities and Note 13 – Income Taxes for further information.

Cash and Cash Equivalents.    For purposes of reporting consolidated cash flows, cash and cash equivalents include cash on hand and financial instruments with a purchase-date maturity of three months or less. In general, cash and cash equivalents fall within Level 1 (quoted prices for identical financial instruments) of the three-level fair value hierarchy that ranks the inputs used to measure fair value by their reliability. However, cash and cash equivalents for Southwest and the Company also includes money market fund investments totaling approximately $22.2 million and $5.3 million at December 31, 2017 and 2016, respectively, which fall within Level 2 (significant other observable inputs) of the fair value hierarchy, due to the asset valuation methods used by money market funds.

Significant non-cash investing activities for Southwest and the Company included the following: Upon contract expiration, customer advances of approximately $3.7 million, $6.5 million, and $3.1 million during 2017, 2016, and 2015, respectively, were applied as contributions toward utility construction activity and represent non-cash investing activity. In addition, approximately $15 million of capital expenditures were not paid for 2017 (a liability for these expenditures was included in accounts payable), which represents non-cash investing activity.

Adoption of Accounting Standards Update (“ASU”) No. 2016-09.    As of January 1, 2017, the Company adopted FASB ASU No. 2016-09 “Compensation – Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting.” The adoption of this update is considered a change in accounting principle. Among other things, the update clarifies that all cash payments made to taxing authorities on the employees’ behalf for withheld shares should be presented as financing activities on the statement of cash flows. This change is required to be presented in the cash flow statement retrospectively. A new category, Withholding remittance – share-based compensation has been added to the Cash Flow from Financing Activities section of the Consolidated Statements of Cash Flows for both Southwest Gas Holdings, Inc. and Southwest Gas Corporation. The withheld taxes were included in the Other current assets and liabilities line item of the Consolidated Statements of Cash Flows in previous periods. Therefore, upon adoption, amounts presented as cash inflows from Other current assets and liabilities under the Cash Flow from Operating Activities section of the Southwest Gas Holdings, Inc. Consolidated Statements of Cash Flows were revised from $18.3 million to $23.2 million for the year ended December 31, 2015 and revised from cash outflows of $30 million to $27.4 million for the year ended December 31, 2016. The Southwest Gas Corporation Consolidated Statements of Cash Flows reflects application of the ASU for 2015, 2016, and 2017.

Under the new guidance, the Company can withhold any amount between the minimum and maximum individual statutory tax rates and still treat the entire award as equity. The Company intends to administer withholding such that awards under stock compensation programs will continue to be treated as equity awards.

In addition to the above, the update requires all income tax-related cash flows resulting from share-based payments (unrelated to employee withholding) be reported as operating activities on the statement of cash flows, a change from the previous requirement to present windfall tax benefits as an inflow from financing activities and an outflow from operating activities. This presentation requirement of the update was applied prospectively as permitted. Therefore, prior periods were not impacted in implementing this provision of the update.

Amendments related to the timing of when excess tax benefits are recognized, minimum statutory withholding requirements, forfeitures, and intrinsic value are required to be applied using a modified retrospective transition method by means of a cumulative-effect adjustment to equity as of the beginning of the period in which the guidance is adopted. No previously unrecognized tax benefits existed as a result of these changes; therefore, no cumulative effect adjustment to the opening retained earnings was required.

Goodwill.    Goodwill is assessed for impairment annually, as required by U.S. GAAP, or otherwise, if circumstances indicate impairment to the carrying value of goodwill may have occurred. The goodwill impairment analysis is conducted as of October each year and may start with an assessment of qualitative factors (Step 0) to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the qualitative factors, management determines that it is more likely than not that the fair value of a reporting unit is less than its carrying amount, or if management does not perform a qualitative assessment, a Step 1 impairment test will be performed. Management considered the qualitative factors and the evidence obtained and determined that it is not more likely than not that the fair value of our reporting units are less than their carrying amounts in either 2016 or 2017. Thus, no impairment was recorded in either year. The Neuco acquisition in 2017 (further discussion in Note 19 – Acquisition of Construction Services Business) was considered an asset purchase for tax purposes. As a result, goodwill associated with Neuco is expected to be deductible for those same purposes.

	Southwest	Construction Services	Total Company
(In thousands of dollars)
December 31, 2016	$10,095	$129,888	$139,983
Additional goodwill from New England Utility Constructors, Inc. acquisition	—	32,028	32,028
Foreign currency translation adjustment	—	7,303	7,303

December 31, 2017	$10,095	$169,219	$179,314

Intangible Assets.    Intangible assets (other than goodwill) are amortized using the straight-line method to reflect the pattern of economic benefits consumed over the estimated periods benefited. The recoverability of intangible assets is evaluated when events or circumstances indicate that a revision of estimated useful lives is warranted or that an intangible asset may be impaired. Non-utility intangible assets are associated with construction services businesses acquired in 2014 and the Neuco acquisition in 2017. All have finite lives. Centuri has $80.7 million and $37.7 million of intangible assets at December 31, 2017 and 2016, respectively, as detailed in the following table (thousands of dollars):

December 31, 2017	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Customer relationships	$76,254	$(6,743)	$69,511
Trade names and trademarks	13,754	(4,080)	9,674
Noncompete agreement	2,060	(543)	1,517

Total	$92,068	$(11,366)	$80,702

December 31, 2016
Customer relationships	$34,033	$(3,906)	$30,127
Trade names and trademarks	9,349	(2,565)	6,784
Customer contracts backlog	1,656	(1,656)	—
Noncompete agreement	1,029	(271)	758

Total	$46,067	$(8,398)	$37,669

The above intangible assets are included in Other property and investments in the Southwest Gas Holdings, Inc. Consolidated Balance Sheets. The estimated future amortization of the intangible assets for the next five years is as follows (in thousands):

2018	$6,835
2019	6,240
2020	6,114
2021	5,711
2022	5,626

See Note 2 – Utility Plant and Leases for additional information regarding natural gas operations intangible assets. Note 19 – Acquisition of Construction Services Business includes detailed information about intangible assets purchased in the Neuco acquisition.

Accumulated Removal Costs.    Approved regulatory practices allow Southwest to include in depreciation expense a component to recover removal costs associated with utility plant retirements. In accordance with the Securities and Exchange Commission (“SEC”) position on presentation of these amounts, management reclassifies estimated removal costs from accumulated depreciation to accumulated removal costs within the liabilities section of the Consolidated Balance Sheets. Amounts fluctuate between periods depending on the level of replacement work performed, the estimated cost of removal in rates and the actual cost of removal experienced.

Gas Operating Revenues.    Southwest recognizes revenue when it satisfies its performance by transferring gas to the customer. Natural gas is delivered and “consumed” by the customer simultaneously. Revenues are recorded when customers are billed. Customer billings are substantially based on monthly meter reads and include certain other charges assessed monthly, and are calculated in accordance with applicable tariffs and state and local laws, regulations, and related agreements. An estimate of the margin associated with natural gas service provided, but not yet billed, to residential and commercial customers from the latest meter read date to the end of the reporting period is also recognized as accrued utility revenue. Revenues also include the net impacts of margin tracker/decoupling accruals based on criteria in U.S. GAAP for rate-regulated entities associated with alternative revenue programs. All of Southwest’s service territories have decoupled rate structures, which are designed to eliminate the direct link between volumetric sales and revenue, thereby mitigating the impacts of unusual weather variability and conservation on margin. See Note 3 – Revenue for additional information regarding natural gas operating revenues.

Southwest acts as an agent for state and local taxing authorities in the collection and remission of a variety of taxes, including sales and use taxes and surcharges. These taxes are not included in gas operating revenues. Management uses the net classification method to report taxes collected from customers to be remitted to governmental authorities.

Construction Revenues.    The majority of Centuri contracts are performed under unit-price contracts. Generally, these contracts state prices per unit of installation. Typical installations are accomplished in a few weeks or less. Revenues are recorded as installations are completed. Revenues are recorded for long-term fixed-price contracts in a pattern that reflects the transfer of control of promised goods and services to the customer over time. The amount of revenue recognized on fixed-price contracts is based on costs expended to date relative to anticipated final contract costs. Changes in job performance, job conditions, and final contract settlements are factors that influence management’s assessment of total contract value and the total estimated costs to complete those contracts. Revisions in estimates of costs and earnings during the course of work are reflected in the accounting period in which the facts requiring revision become known. If a loss on a contract becomes known or is anticipated, the entire amount of the estimated ultimate loss is recognized at that time in the financial statements. Some unit-price contracts contain caps that if encroached, trigger revenue and loss recognition similar to a fixed-price contract model. See Note 3 – Revenue for additional information regarding construction revenues.

Centuri is required to collect taxes imposed by various governmental agencies on the work performed by Centuri for its customers. These taxes are not included in construction revenues. Management uses the net classification method to report taxes collected from customers to be remitted to governmental authorities.

Construction Expenses.    The construction expenses classification in the income statement includes payroll expenses, office and equipment rental costs, subcontractor expenses, training, job-related materials, gains and losses on equipment sales, and professional fees of Centuri.

Net Cost of Gas Sold.    Components of net cost of gas sold include natural gas commodity costs (fixed-price and variable-rate), pipeline capacity/transportation costs, and actual settled costs of natural gas derivative instruments. Also included are the net impacts of purchased gas adjustment (“PGA”) deferrals and recoveries, which by their inclusion, result in net cost of gas sold overall that is comparable to amounts included in billed gas operating revenues. Differences between amounts incurred with suppliers, transmission pipelines, etc. and those already included in customer rates, are temporarily deferred in PGA accounts pending inclusion in customer rates.

Operations and Maintenance Expense.    Operations and maintenance expense includes Southwest’s operating and maintenance costs associated with serving utility customers, uncollectible expense, administrative and general salaries and expense, employee benefits expense, and legal expense (including injuries and damages).

Depreciation and Amortization.    Utility plant depreciation is computed on the straight-line remaining life method at composite rates considered sufficient to amortize costs over estimated service lives, including components which compensate for removal costs (net of salvage value), and retirements, as approved by the appropriate regulatory agency. When plant is retired from service, the original cost of plant, including cost of removal, less salvage, is charged to the accumulated provision for depreciation. Other regulatory assets, including acquisition adjustments, are amortized when appropriate, over time periods authorized by regulators. Nonutility and construction services-related property and equipment are depreciated on a straight-line method based on the estimated useful lives of the related assets. During the third quarter of 2016, Centuri evaluated the estimated useful lives of its depreciable assets, and in so doing determined that certain equipment lives should be extended. This change in estimate reduced Centuri depreciation by approximately $10 million and $4 million, during 2017 and 2016, respectively. Costs and gains related to refunding utility debt and debt issuance expenses are deferred and amortized over the weighted-average lives of the new issues and become a component of interest expense. See also discussion regarding Accumulated Removal Costs above.

Allowance for Funds Used During Construction (“AFUDC”).    AFUDC represents the cost of both debt and equity funds used to finance utility construction. AFUDC is capitalized as part of the cost of utility plant. The debt portion of AFUDC is reported in the Company’s and Southwest’s Consolidated Statements of Income as an offset to net interest deductions and the equity portion is reported as other income. Utility plant construction costs, including AFUDC, are recovered in authorized rates through depreciation when completed projects are placed into operation, and general rate relief is requested and granted.

	2017	2016	2015
(In thousands)

AFUDC:
Debt portion	$1,666	$1,175	$1,666
Equity portion	2,296	2,289	3,008

AFUDC capitalized as part of utility plant	$3,962	$3,464	$4,674

AFUDC rate	5.95%	7.35%	7.32%

Other Income (Deductions). The following table provides the composition of significant items included in Other income (deductions) on the consolidated statements of income (thousands of dollars):

	2017	2016	2015
Southwest Gas Corporation – natural gas operations segment:
Change in COLI policies	$10,300	$7,400	$(500)
Interest income	2,784	1,848	1,754
Equity AFUDC	2,296	2,289	3,008
Miscellaneous income and (expense)	(2,344)	(3,261)	(1,970)

Southwest Gas Corporation – total other income (deductions)	13,036	8,276	2,292

Construction services segment:
Interest income	3	1	419
Foreign transaction gain (loss)	(754)	(22)	(824)
Equity in earnings of unconsolidated investment – Western	1,052	69	310
Miscellaneous income and (expense)	44	1,145	682

Centuri – total other income (deductions)	345	1,193	587

Corporate and administrative	13	—	—

Consolidated Southwest Gas Holdings, Inc. – total other income (deductions)	$13,394	$9,469	$2,879

Included in the table above is the change in cash surrender values of company-owned life insurance (“COLI”) policies (including net death benefits recognized). These life insurance policies on members of management and other key employees are used by the Company and Southwest to indemnify against the loss of talent, expertise, and knowledge, as well as to provide indirect funding for certain nonqualified benefit plans. Current tax regulations provide for tax-free treatment of life insurance (death benefit) proceeds. Therefore, changes in the cash surrender value components of COLI policies, as they progress towards the ultimate death benefits, are also recorded without tax consequences.

Foreign Currency Translation.    Foreign currency-denominated assets and liabilities of consolidated subsidiaries are translated into U.S. dollars at exchange rates existing at the respective balance sheet dates. Translation adjustments resulting from fluctuations in exchange rates are recorded as a separate component of accumulated other comprehensive income within stockholders’ equity. Results of operations of foreign subsidiaries are translated using the monthly weighted-average exchange rates during the respective periods. Gains and losses resulting from foreign currency transactions are included in other income (expense) of the Company. Gains and losses resulting from intercompany foreign currency transactions that are of a long-term investment nature are reported in other comprehensive income, if applicable.

Earnings Per Share.    Basic earnings per share (“EPS”) in each period of this report were calculated by dividing net income attributable to Southwest Gas Holdings, Inc. by the weighted-average number of shares during those periods. Diluted EPS includes additional weighted-average common stock equivalents (stock options, performance shares, and restricted stock units). Unless otherwise noted, the term “Earnings Per Share” refers to Basic EPS. A reconciliation of the denominator used in the Basic and Diluted EPS calculations is shown in the following table.

	2017	2016	2015
(In thousands)

Average basic shares	47,965	47,469	46,992
Effect of dilutive securities:
Stock options	—	1	8
Management Incentive Plan shares	8	124	171
Restricted stock units (1)	18	220	212

Average diluted shares	47,991	47,814	47,383

(1)	The number of securities granted for 2017 includes 7,000 performance shares, the total of which was derived by assuming that target performance will be achieved during the relevant performance period.

Recently Issued Accounting Standards Updates.    In May 2014, the FASB issued the update “Revenue from Contracts with Customers (Topic 606).” The update replaces much of the current guidance regarding revenue recognition including most industry-specific guidance. In accordance with the update, an entity will be required to identify the contract with the customer, identify the performance obligations in the contract, determine the transaction price, allocate the transaction price to the performance obligations in the contract, and recognize revenue when (or as) the entity satisfies a performance obligation. In addition to the new revenue recognition requirements, entities will be required to disclose sufficient information to enable users of financial statements to understand the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. Southwest and the Company adopted the new guidance on January 1, 2018 under the modified retrospective transition method, as permissible. See also Note 3 – Revenue.

In January 2016, the FASB issued the update “Financial Instruments – Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities” in order to improve the recognition and measurement of financial instruments. The update makes targeted improvements to existing U.S. GAAP by: 1) requiring equity investments to be measured at fair value with changes in fair value recognized in net income; 2) requiring the use of the exit price notion when measuring the fair value of financial instruments for disclosure purposes; 3) requiring separate presentation of financial assets and financial liabilities by measurement category and form of financial asset on the balance sheet or the accompanying notes to the financial statements; 4) eliminating the requirement to disclose the method(s) and significant assumptions used to estimate the fair value that is required to be disclosed for financial instruments measured at amortized cost on the balance sheet; and 5) requiring a reporting entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in instrument-specific credit risk when the organization has elected to measure the liability at fair value in accordance with the fair value option for financial instruments. The update is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Management believes this update will not have a material impact on its consolidated financial statements and disclosures.

In February 2016, the FASB issued the update “Leases (Topic 842).” Under the update, lessees will be required to recognize the following for all leases (with the exception of short-term leases) at the commencement date:

•	A lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis; and

•	A right-of-use asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term.

Under the new guidance, lessor accounting is largely unchanged. Certain targeted improvements were made to align, where necessary, lessor accounting with the lessee accounting model and Topic 606, Revenue from Contracts with Customers. Though companies have historically been required to make disclosures regarding leases and of associated contractual obligations, leases (with terms longer than a year) will no longer exist off-balance sheet. Lessees (for capital and operating leases) and lessors (for sales-type, direct financing, and operating leases) must apply a modified retrospective transition approach for leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements. The modified retrospective approach would not require any transition accounting for leases that expired before the earliest comparative period presented. Lessees and lessors may not apply a full retrospective transition approach. Early application is permitted. Management of Southwest and the Company currently plans to adopt the update at the required adoption date, which is for interim and annual reporting periods commencing January 1, 2019. Existing leases have been historically documented under traditional leasing arrangements by both segments. Management is in the process of evaluating other types of arrangements that have the potential to meet the definition of a lease under the new standard, and is also in the process of selecting software to efficiently implement the standard for its natural gas operations segment. In January 2018, the FASB issued guidance that allows the election of a practical expedient to not apply the new standard to existing easement contracts that were not previously accounted for as leases under historic guidance. However, companies would still be required to evaluate any new easements entered into after the effective date of the standard to determine if the arrangements should be accounted for as leases. Management is currently evaluating the new and proposed guidance in light of its customary leasing arrangements (and other arrangements in association with the new guidance) to determine the effect the new standard will have on its financial position, results of operations, cash flows, and business processes.

In June 2016, the FASB issued the update “Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments.” The update amends guidance on reporting credit losses for financial assets held at amortized cost basis and available for sale debt securities. For assets held at amortized cost basis, the update eliminates the “probable” threshold for initial recognition of credit losses in current U.S. GAAP and, instead, requires an entity to reflect its current estimate of all expected credit losses. The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial asset to present the net amount expected to be collected. For available for sale debt securities, credit losses should be measured in a manner similar to current U.S. GAAP, however the update will require that credit losses be presented as an allowance rather than as a write-down. This update affects entities holding financial assets and net investment in leases that are not accounted for at fair value through net income. The update affects loans, debt securities, trade receivables, net investments in leases, off-balance sheet credit exposures, reinsurance receivables, and any other financial assets not excluded from the scope that have the contractual right to receive cash. The update is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. All entities may adopt the amendments in this update earlier as of fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Management is evaluating what impact, if any, this update might have on its consolidated financial statements and disclosures.

In August 2016, the FASB issued the update “Classification of Certain Cash Receipts and Cash Payments.” This update addresses the following specific cash flow issues: debt prepayment or debt extinguishment costs; settlement of zero-coupon debt instruments or other debt instruments with coupon interest rates that are insignificant in relation to the effective interest rate of the borrowing; contingent consideration payments made after a business combination; proceeds from the settlement of insurance claims; proceeds from the settlement of corporate-owned life insurance (“COLI”) policies; distributions received from equity method investees; beneficial interests in securitization transactions; and separately identifiable cash flows, including identification of the predominant nature in cases where cash receipts and payments have aspects of more than one class of cash flows. The update is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Management believes this update will not have a material impact on its consolidated cash flow statements and disclosures.

In October 2016, the FASB issued the update “Accounting for Income Taxes: Intra-Entity Asset Transfers of Assets Other than Inventory.” This update eliminates the current U.S. GAAP exception for all intra-entity sales of assets other than inventory. As a result, a reporting entity would recognize the tax expense from the sale of the asset in the seller’s tax jurisdiction when the transfer occurs, even though the pre-tax effects of that transaction are eliminated in consolidation. Any deferred tax asset that arises in the buyer’s jurisdiction would also be recognized at the time of the transfer. The update is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The modified retrospective approach will be required for transition to the new guidance, with a cumulative-effect adjustment recorded in retained earnings as of the beginning of the period of adoption. Management believes this update will not have a material impact on its consolidated financial statements and disclosures.

In January 2017, the FASB issued the update “Intangibles – Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment.” The update eliminates Step 2 from the goodwill impairment test. The annual, or interim, goodwill impairment test is performed by comparing the fair value of a reporting unit with its carrying amount. An impairment charge should be recognized for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. In addition, income tax effects from any tax-deductible goodwill on the carrying amount of the reporting unit should be considered when measuring the goodwill impairment loss, if applicable. The update also eliminates the requirements for any reporting unit with a zero or negative carrying amount to perform a qualitative assessment and, if it fails that qualitative test, to perform Step 2 of the goodwill impairment test. An entity still has the option to perform the qualitative assessment for a reporting unit to determine if the quantitative impairment test is necessary. The amendments should be applied on a prospective basis. The update is effective for fiscal and interim periods beginning after December 15, 2019. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. Management has determined that this update would have had no impact on the consolidated financial statements for the periods presented if it had been effective during those periods.

In March 2017, the FASB issued the update “Compensation – Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.” The update applies to all employers that offer employee benefits under defined benefit pension plans, other postretirement benefit plans, or other types of benefits accounted for under Topic 715, Compensation – Retirement Benefits. The update requires that an employer report the service cost component in the same line item or items as other compensation costs arising from services rendered by the employees during the period. The other components of net benefit cost are required to be presented in the income statement separately from the service cost component and outside a subtotal of income from operations, and be appropriately described. The update also allows only the service cost component (and not the other components of periodic benefit costs) to be eligible for capitalization when applicable, making no exception for specialized industries, including rate-regulated industries.

Southwest is a rate-regulated utility offering pension and postretirement benefits to retired employees. It is anticipated that Southwest would continue to request recovery of the total costs of defined benefit plans in rate applications filed with its various regulatory bodies. Rate-regulated entities providing utility and transmission services have historically capitalized a portion of periodic benefit costs (including non-service cost components) in utility infrastructure (for instance, when productive labor is also charged to capital work orders). The portion capitalized has historically been a component of depreciation and related rate development through efforts of companies and their regulatory commissions. The Federal Energy Regulatory Commission (“FERC”) regulates interstate transmission pipelines and also establishes, via its Uniform System of Accounts, accounting practices of rate-regulated entities. Accounting guidelines by the FERC are typically also upheld by state commissions. Historically, those guidelines have been generally consistent with guidance in U.S. GAAP (including U.S. GAAP for rate-regulated entities). The FERC has issued guidance that states it will permit an election to either continue to capitalize non-service benefit costs for regulatory reporting purposes or to cease capitalizing such costs and implement the Topic 715 update capitalization provisions “as is,” for regulatory purposes. Southwest and the Company will adopt the provisions of Topic 715 for both SEC reporting and regulatory purposes effective January 2018. The estimated non-service costs capitalized as a component of gas plant were estimated to be approximately $3 million during both years ending December 31, 2017 and December 31, 2016. Total non-service costs were approximately $19 million and $20 million during those same periods then ending.

Subsequent Events.    Management monitors events occurring after the balance sheet date and prior to the issuance of the financial statements to determine the impacts, if any, of events on the financial statements to be issued or disclosures to be made, and has reflected them where appropriate.